Exhibit 1(u)

                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                 ARTICLES OF AMENDMENT TO ARTICLES SUPPLEMENTARY

     Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principal office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Articles Supplementary of the Corporation classifying the capital stock of the Corporation are hereby amended by renaming the applicable issued and unissued shares of capital stock of the Corporation as set forth below:


Current Name of Fund/Class                                             New Name of Fund/Class
--------------------------                                             ----------------------
Merrill Lynch American Balanced V.I. Fund               Merrill Lynch American Balanced V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch American Balanced V.I. Fund               Merrill Lynch American Balanced V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Basic Value V.I. Fund                     Merrill Lynch Basic Value V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Basic Value V.I. Fund Class B Common      Merrill Lynch Basic Value V.I. Fund Class II
Stock                                                   Common Stock

Merrill Lynch Core Bond V.I. Fund Class A               Merrill Lynch Core Bond V.I. Fund Class I
Common Stock                                            Common Stock

Merrill Lynch Core Bond V.I. Fund Class B               Merrill Lynch Core Bond V.I. Fund Class II
Common Stock                                            Common Stock

Merrill Lynch Developing Capital Markets V.I. Fund      Merrill Lynch Developing Capital Markets V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Developing Capital Markets V.I. Fund      Merrill Lynch Developing Capital Markets V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Domestic Money Market V.I. Fund           Merrill Lynch Domestic Money Market V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Domestic Money Market V.I. Fund           Merrill Lynch Domestic Money Market V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Focus Twenty V.I. Fund                    Merrill Lynch Focus Twenty V.I. Fund
Class A Common  Stock                                   Class I Common Stock

Merrill Lynch Focus Twenty V.I. Fund                    Merrill Lynch Focus Twenty V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Fundamental Growth V.I. Fund              Merrill Lynch Fundamental Growth V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Fundamental Growth V.I. Fund              Merrill Lynch Fundamental Growth V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Global Allocation V.I. Fund               Merrill Lynch Global Allocation V.I. Fund
Class A Common Stock                                    Class I Common Stock

Current Name of Fund/Class                                             New Name of Fund/Class
--------------------------                                             ----------------------
Merrill Lynch Global Allocation V.I. Fund               Merrill Lynch Global Allocation V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Global Bond V.I. Fund                     Merrill Lynch Global Bond V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Global Bond V.I. Fund                     Merrill Lynch Global Bond V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Global Growth V.I. Fund                   Merrill Lynch Global Growth V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Global Growth V.I. Fund                   Merrill Lynch Global Growth V.I. Fund
Class B  Common Stock                                   Class II Common Stock

Merrill Lynch Government Bond V.I. Fund                 Merrill Lynch Government Bond V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Government Bond V.I. Fund                 Merrill Lynch Government Bond V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch High Current Income V.I. Fund             Merrill Lynch High Current Income V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch High Current Income V.I. Fund             Merrill Lynch High Current Income V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Index 500 V.I. Fund                       Merrill Lynch Index 500 V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Index 500 V.I. Fund                       Merrill Lynch Index 500 V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Large Cap Core V.I. Fund                  Merrill Lynch Large Cap Core V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Large Cap Core V.I. Fund                  Merrill Lynch Large Cap Core V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Large Cap Value V.I. Fund                 Merrill Lynch Large Cap Value V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Large Cap Value V.I. Fund                 Merrill Lynch Large Cap Value V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Natural Resources V.I. Fund               Merrill Lynch Natural Resources V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Natural Resources V.I. Fund               Merrill Lynch Natural Resources V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Reserve Assets V.I. Fund                  Merrill Lynch Reserve Assets V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Reserve Assets V.I. Fund                  Merrill Lynch Reserve Assets V.I. Fund
Class B Common Stock                                    Class II Common Stock

Merrill Lynch Small Cap Value V.I. Fund                 Merrill Lynch Small Cap Value V.I. Fund
Class A Common Stock                                    Class I Common Stock

Merrill Lynch Small Cap Value V.I. Fund                 Merrill Lynch Small Cap Value V.I. Fund
Class B Common Stock                                    Class II Common Stock


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

Current Name of Fund/Class                                             New Name of Fund/Class
--------------------------                                             ----------------------
Merrill Lynch Utilities and                             Merrill Lynch Utilities and
Telecommunications V.I. Fund                            Telecommunications V.I. Fund
 Class A Common Stock                                   Class I Common Stock

Merrill Lynch Utilities and                             Merrill Lynch Utilities and
Telecommunications V.I. Fund                            Telecommunications V.I. Fund
Class B Common Stock                                    Class II Common Stock

     SECOND: All of the shares of the Corporation's Common Stock, as renamed, continue to have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V of the Articles of Incorporation of the Corporation.

     THIRD: These Articles of Amendment were approved by a majority of the entire Board of Directors of the Corporation and are limited to changes expressly permitted by Section 2-605 of subtitle 6 of Title 2 of the Maryland
General Corporation Law to be made without the affirmative vote of the stockholders of the Corporation.

     FOURTH: No other change is intended or effected.

     IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these presents to be signed in its name and on its behalf by its Vice President and Treasurer and witnessed by its Secretary on September 2, 2003.



WITNESS                                MERRILL LYNCH VARIABLE SERIES FUNDS, INC.




/s/ Stephen M. Benham                  /s/ Donald C. Burke
Name: Stephen M. Benham                Name: Donald C. Burke
Title: Secretary                       Title: Vice President and Treasurer


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

         THE UNDERSIGNED, Vice President and Treasurer of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.


                                             /s/ Donald C. Burke
                                             Name: Donald C. Burke
                                             Title: Vice President and Treasurer


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